Exhibit (32.2)

CERTIFICATION PURSUANT TO

18 U.S.C. Section 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Eastman Kodak Company (the "Company") on Form 10-Q for the period ended March 31, 2025, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David E. Bullwinkle, Chief Financial Officer and Senior Vice President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David E. Bullwinkle

David E. Bullwinkle

Chief Financial Officer and

Senior Vice President

Date: May 8, 2025